CURRENT REPORT FOR ISSUERS SUBJECT TO THE
1934 ACT REPORTING REQUIREMENTS

FORM 8-K

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

August 20, 2004

Date of Report
(Date of Earliest Event Reported)

SYSTEMS EVOLUTION INC.

(Exact name of registrant as specified in its charter)

IDAHO	000-31090	82-0291029
(State or other jurisdiction Identification No.)	(Commission File Number)	(IRS Employer of incorporation)

10707 Corporate Drive, Suite 156
Stafford, Texas 77477

(Address of principal executive offices (zip code))

(281) 265-7075

(Registrant’s telephone number, including area code)

ITEM 4.01. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

Malone & Bailey, PLLC (the "Former Accountant") was dismissed on August 20, 2004 as Systems Evolution Inc.’s independent auditors. Malone & Bailey’s audit reports as of May 31, 2003 and 2002 and for the two years then on the Systems Evolutions Inc.'s financial statements, did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles, except that the report indicated that Systems Evolution Inc. has suffered recurring losses and its need to raise additional capital that raise substantial doubt about its ability to continue as a going concern.

During the two most recent fiscal years ended May 31, 2003 and 2002 and in the subsequent interim periods through the date of dismissal, there were no disagreements with Malone & Bailey, PLLC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Malone & Bailey PLLC would have caused Malone & Bailey, PLLC to make reference to the matter in their report. Systems Evolution Inc. has requested Malone & Bailey, PLLC to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated August 30, 2004 is filed as Exhibit 16 to this Form 8-K. Lopez, Blevins, Bork & Associates, L.L.P. was engaged on August 30, 2004 as Systems Evolution Inc.'s principal accountant to audit the financial statements of Systems Evolution Inc. The decision to change accountants was approved by the audit committee of the Board of Directors.

During the years ended May 31, 2004 and 2003 and subsequent to May 31, 2004 through the date hereof, neither Systems Evolution Inc. nor anyone on its behalf consulted with Lopez, Blevins, Bork & Associates, L.L.P. regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Systems Evolution Inc.'s financial statements, nor has Lopez, Blevins, Bork & Associates, L.L.P. provided to Systems Evolution Inc. a written report or oral advice regarding such principles or audit opinion or any matter that was the subject of a disagreement or reportable events set forth in Item 304(a)(iv) and (v), respectively, of Regulation S-K with Systems Evolution Inc.'s former accountant.

Systems Evolution Inc. has requested Lopez, Blevins, Bork & Associates, L.L.P. review the disclosure in this report on Form 8-K and provided Lopez, Blevins, Bork & Associates, L.L.P. the opportunity to furnish Systems Evolution Inc. with a letter addressed to the Commission containing any new information, clarification of Systems Evolution Inc.'s expression of its views, or the respects in which Lopez, Blevins, Bork & Associates, L.L.P. does not agree with the statements made by Systems Evolution Inc. in this report. Lopez, Blevins, Bork & Associates, L.L.P. has advised Systems Evolution Inc. that no such letter need be issued.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) EXHIBITS

16.21     Letter from Malone & Bailey, PLLC regarding change in certifying accountant.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Systems Evolution Inc.

By: /s/ Robert C. Rhodes
    Robert C. Rhodes
    Chief Executive Office

Dated: August 30, 2004